UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

FTC Solar, Inc.
(Exact name of Registrant as Specified in Its Charter)
Delaware	001-40350	81-4816270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 N Capital of Texas Hwy, Suite I-260
Austin, Texas	78759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 737 787-7906
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTCI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 21, 2024, FTC Solar, Inc. (the “Company”) received a notice (the “Extension Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that Nasdaq granted the Company an additional 180 calendar days, or until December 17, 2024, to regain compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2), for continued listing on the Nasdaq Capital Market. In connection with the Extension Notice, and as previously reported, the listing of the Company’s common stock (the “Common Stock”) was transferred from the Nasdaq Global Market to the Nasdaq Capital Market, effective as of May 31, 2024. The Extension Notice does not impact the listing of the Company’s Common Stock on the Nasdaq Capital Market at this time.

If at any time before December 17, 2024 the closing bid price of the Company’s Common Stock is at least $1.00 per share for a minimum of ten consecutive business days, Nasdaq will provide written confirmation that the Company has achieved compliance with this minimum bid price requirement. If compliance with this minimum bid price requirement cannot be demonstrated to Nasdaq’s satisfaction by December 17, 2024, Nasdaq will provide written notification that the Company’s Common Stock will be delisted. At that time, the Company may appeal Nasdaq’s delisting determination to a Nasdaq Hearings Panel.

The Company intends to continue actively monitoring the bid price for its Common Stock between now and December 17, 2024 and will consider available options to resolve the deficiency and regain compliance with the minimum bid price requirement. These options include effecting a reverse stock split, if necessary. However, there can be no assurance that the Company will be able to regain compliance with the rule, will otherwise be in compliance with other Nasdaq listing criteria or that the Company’s Common Stock will not be delisted from Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTC SOLAR, INC.

	By:	/s/ Cathy Behnen
Cathy Behnen,
Chief Financial Officer

Dated: June 24, 2024